UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    October 15, 2003

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28494	04-3177038
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

75 Sidney Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617)  679-7000
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Item 12.	Results of Operations and Financial Condition.

        On October 15, 2003, Millennium Pharmaceuticals, Inc. issued a press release to report the company's financial results for the quarter ended September 30, 2003. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

        The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
Date: October 15, 2003	By	/s/ KENNETH M. BATE

Kenneth M. Bate
Executive Vice President, Head of Commercial Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Millennium Pharmaceuticals, Inc. dated October 15, 2003